EXHIBIT 99.1

                           CON-WAY INC.


 2005 DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND KEY EMPLOYEES


          AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008



                         TABLE OF CONTENTS



Preamble  ........................................................

Article 1      Definitions........................................

               1.1    Account Balance.............................
               1.2    Annual Bonus................................
               1.3    Annual Bonus Deferral Amount................
               1.4    Base Annual Salary..........................
               1.5    Base Annual Salary Deferral Amount..........
               1.6    Beneficiary.................................
               1.7    Beneficiary Designation Form................
               1.8    Board.......................................
               1.9    Change in Control...........................
               1.10   Claimant....................................
               1.11   Code........................................
               1.12   Committee...................................
               1.13   Common Stock................................
               1.14   Company.....................................
               1.15   Con-way Administrative Committee............
               1.16   Disability..................................
               1.17   Distribution Event..........................
               1.18   Dividend Equivalent.........................
               1.19   Dollar-Denominated Account..................
               1.20   Election Form...............................
               1.21   Employer....................................
               1.22   Fair Market Value...........................
               1.23   Investment Change...........................
               1.24   Participant.................................
               1.25   Payroll
Termination Date..................................................
               1.26   Phantom Stock Account.......................
               1.27   Phantom Stock Unit..........................
               1.28   Plan........................................
               1.29   Plan Entry Date.............................
               1.30   Plan Year...................................
               1.31   Pre-Retirement Distribution.................
               1.32   Pre-Retirement Survivor Benefit.............
               1.33   Prime Rate..................................
               1.34   Retirement..................................
               1.35   Retirement Benefit..........................
               1.36   Spouse......................................
               1.37   Termination Benefit.........................
               1.38   Termination of Employment...................
               1.39   Unforeseeable Emergency.....................
               1.40   Value Management Award......................
               1.41   Value Management Deferral Amount............

Article 2      Selection, Eligibility, Enrollment.................
               2.1    Selection by Committee; Eligibility.........
               2.2    Enrollment Requirement......................
               2.3    Commencement of Participation; Plan Entry Date

Article 3      Deferral Commitments/Returns.......................

               3.1    Minimum Deferral............................
               3.2    Maximum Deferral............................
               3.3    Election to Defer...........................
               3.4    Annual Election of Phantom Stock Units......
               3.5    Withholding of Deferral Amounts.............
               3.6    FICA Tax....................................
               3.7    Returns  and  Crediting  of  Phantom  Stock
                      Units and Dividend Equivalents During Deferral Period
               3.8    Date Through Which Crediting under Section 3.7 Occurs
               3.9    Dollar-Denominated Account Returns and Installment
                      Distributions..............................
               3.10   Phantom Stock Account Distributions........
               3.11   Statement of Accounts......................

Article 4      Pre-Retirement Distribution/Unforeseeable Financial
               Emergencies.......................................

               4.1    Pre-Retirement Distributions...............
               4.2    Withdrawal Payout/Suspensions for Unforeseeable
                      Emergencies................................

Article 5      Retirement Benefit................................

               5.1    Retirement Benefit.........................
               5.2    Payment of Retirement Benefit..............
               5.3    Death Prior to Completion of Retirement Benefit

Article 6      Pre-Retirement Survivor Benefit...................

               6.1    Pre-Retirement Survivor Benefit............
               6.2    Payment of Pre-Retirement Survivor Benefit.

Article 7      Termination Benefit...............................

               7.1    Termination Benefit........................
               7.2    Payment of Termination Benefit.............

Article 8      Disability Waiver and Benefit.....................

               8.1    Disability Waiver..........................
               8.2    Disability Benefit.........................

Article 9      Beneficiary Designation...........................

               9.1    Beneficiary................................
               9.2    Beneficiary Designation....................
               9.3    Spousal Consent............................
               9.4    No Beneficiary Designation.................
               9.5    Doubt as to Beneficiaries..................
               9.6    Discharge of Obligations...................

Article 10     Leave of Absence..................................

               10.1   Paid Leave of Absence......................
               10.2   Unpaid Leave of Absence....................

Article 11     Termination, Amendment or Modification............

               11.1   Termination................................
               11.2   Amendment..................................
               11.3   Effect of Payment..........................

Article 12     Administration....................................

               12.1   Committee Duties...........................
               12.2   Agents.....................................
               12.3   Binding Effect of Decisions................
               12.4   Indemnification............................
               12.5   Stock Subject to the Plan..................
               12.6   Equitable Adjustment.......................

Article 13     Claims Procedures.................................

               13.1   Presentation of Claim......................
               13.2   Notification of Decision...................
               13.3   Review of a Denied Claim...................
               13.4   Decision on Review.........................
               13.5   Legal Action...............................

Article 14     Miscellaneous.....................................

               14.1   Unsecured General Creditor.................
               14.2   Employer's Liability.......................
               14.3   Company's Liability........................
               14.4   Nonassignability...........................
               14.5   Not a Contract of Employment...............
               14.6   Furnishing Information.....................
               14.7   Captions...................................
               14.8   Governing Use..............................
               14.9   Notice.....................................
               14.10  Successors.................................
               14.11  Spouse's Interest..........................
               14.12  Incompetent................................
               14.13  Saving Clause..............................
               14.14  Legal Fees To Enforce Rights...............
               14.15  Payment of Withholding.....................
               14.16  Coordination with Other Benefits...........
               14.17  Value Management Deferral Amounts
                      Previously Deferred........................



                           CON-WAY INC.

 2005 DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND KEY EMPLOYEES

          AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008

                             Preamble

WHEREAS, the purpose of this Plan is to enhance the motivational value of the salaries and incentive compensation of a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Company and its subsidiaries by providing them the opportunity to defer cash compensation; and

WHEREAS, the Plan is intended to aid the Company and its subsidiaries in attracting and retaining key employees and give them an incentive to increase the profitability of the Company and its subsidiaries; and

WHEREAS, the Company has been treating amounts deferred on and after January 1, 2005, in good faith compliance with Code Section 409A and the regulations and Internal Revenue Service guidance (including Notice 2005-1) thereunder; and

WHEREAS, effective January 1, 2008, the Company hereby  amends  and  restates
the   Plan  to  comply  with  the  provisions  of  Code  Section 409A and the regulations and Internal Revenue Service guidance thereunder.

                             ARTICLE 1

                            Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" means the sum of (i) amounts credited to a Participant's Dollar-Denominated Account, plus (ii) Phantom Stock Units credited to a Participant's Phantom Stock Account, reduced by (iii) all distributions made pursuant to the terms and conditions of this Plan. Amounts credited to a Participant's Dollar-Denominated Account shall derive from Base Annual Salary Deferral Amounts, Annual Bonus Deferral Amounts, and Value Management Deferral Amounts.

1.2 "Annual Bonus" means any bonus or incentive compensation, other than a Value Management Award, earned by a Participant in a Plan Year under any annual incentive compensation plan or program of the Company or any subsidiary that involves performance-based compensation based on services performed over a period of at least 12 months, within the meaning of Code Section 409A(a)(4)(B)(iii).

1.3 "Annual Bonus Deferral Amount" means that portion of a Participant's Annual Bonus that a Participant elects to have and is deferred, in accordance with Article 3, for any one Plan Year.

1.4 "Base Annual Salary" means a Participant's base annual salary that is to be paid to a Participant for each Plan Year, determined as of the first day of that year, excluding bonuses, commissions, overtime, incentive payments, non-monetary awards, and other fees, before reduction for compensation deferred pursuant to all qualified, nonqualified and Internal Revenue Code Section 125 plans and all qualified transportation fringe benefits of the Company or any subsidiary.

1.5 "Base Annual Salary Deferral Amount" means that portion of a Participant's Base Annual Salary that a Participant elects to have and is deferred, in accordance with Article 3, for any one Plan Year. In the event of Retirement, Disability, death or a Termination of Employment prior to the end of a Plan Year, such year's Base Annual Salary Deferral Amount shall be the actual amount withheld prior to such event. In the event a Participant has no paycheck with respect to a payroll period, no amount shall be deferred with respect to that payroll period for that Participant, either before, during or after the payroll period.

1.6 "Beneficiary" means one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries. A Participant may complete and return the Beneficiary Designation Form electronically and such electronic transmission shall be treated as a valid signature.

1.8  "Board" means the Board of Directors of the Company.

1.9  "Change in  Control"  means the occurrence of an event described in Code
     Section 409A(a)(2)(v) with respect to the Company or the Participant's Employer.

1.10 "Claimant"  means  any  Participant  or  Beneficiary   of   a   deceased
     Participant who makes a claim for determination under Section 13.1.

1.11 "Code" means the Internal Revenue Code of 1986, as amended.

1.12 "Committee" means the Compensation Committee of the Board or its delegates.

1.13 "Common Stock" means the common stock, par value $0.625 per share, of the Company.

1.14 "Company" means Con-way Inc., a Delaware corporation.

1.15 "Con-way Administrative Committee" means the committee delegated by the Compensation Committee to serve as the named fiduciary of the Company's tax-qualified retirement plans.

1.16 "Disability" means the Participant has become "disabled," as that term is used in Code Section 409A(a)(2)(C).

1.17 "Distribution Event" shall mean: (a) in the case of a withdrawal for an Unforeseeable Emergency, the date the Committee approves the payout, (b) in the case of a Retirement Benefit, the date of Retirement, (c) in the case of death, the date of death, (d) in the case of a Pre-Retirement Survivor Benefit, the date of death, (e) in the case of a Pre-Retirement Distribution, the first day of the Plan Year chosen by the Participant on the Election Form for such distribution, (f) in the case of a Termination Benefit, the date of Termination of Employment (or the Payroll Termination Date, if applicable), and (g) in the case of a Disability distribution, the date the Committee approves the payout.

1.18 "Dividend Equivalent" means an amount representing the dividend paid on that number of shares of Common Stock equal to the number of Phantom Stock Units credited to a Participant's Phantom Stock Account as of the record date for such dividend.

1.19 "Dollar-Denominated Account" shall mean that portion of a Participant's Account Balance that is not credited to such Participant's Phantom Stock Account.

1.20 "Election Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make a deferral election under the Plan. A Participant may complete and return the Election Form electronically and such electronic transmission shall be treated as a valid signature.

1.21 "Employer" means the Company or any of its subsidiaries that employs a Participant.

1.22 "Fair Market Value" of a share of Common Stock as of a particular date shall mean the closing price per share of Common Stock on the New York Stock Exchange on the last trading day immediately preceding such date; provided, however, that, with respect to calculations made pursuant to
     Section 3.7(d), relating to the crediting of an Investment Change, the Fair Market Value of a share of Common Stock shall mean the closing price per share of Common Stock on the New York Stock Exchange on February 1 of the relevant year (or, if February 1 falls on a non-trading day, the immediately preceding trading day).

1.23 "Investment Change" has the meaning specified in Section 3.4.

1.24 "Participant" for any Plan Year means any employee of an Employer who is selected to participate in the Plan for such Plan Year by the Committee and commences participation in accordance with Article 2.

1.25 "Payroll Termination Date" means , in the case of a Participant who previously had experienced a Termination of Employment, the later date that the Participant is removed from the Company's payroll pursuant to a decision made by the Company.

1.26 "Phantom Stock Account" shall mean that portion of a Participant's Account Balance which is credited with Phantom Stock Units as set forth in Section 3.7(d).

1.27 "Phantom Stock Unit" shall mean a unit which shall at all times be equal in value to one whole share of Common Stock.

1.28 "Plan"  means  the  Company's  2005  Deferred  Compensation   Plan   for
     Executives and Key Employees, Amended and Restated January 1, 2008, as evidenced by this instrument, as amended from time to time.

1.29 "Plan Entry Date" means the date on which an employee selected by the Committee to participate in the Plan commences participation in the Plan in accordance with Article 2.

1.30 "Plan Year" means the period beginning on January 1 of each year (or, in certain limited cases, July 1 or other Plan Entry Date) and continuing through December 31 of that year.

1.31 "Pre-Retirement Distribution" means the payout set forth in Section 4.1 below.

1.32 "Pre-Retirement  Survivor  Benefit"  means  the  benefit  set  forth  in
     Article 6 below.

1.33 "Prime Rate," means the published Bank of America prime rate. For each calendar quarter, the rate shall be the published rate as of ten days prior to the end of the quarter; provided that, if publication is delayed, the rate shall be the published rate as of the latest date available when calculations are made.

1.34 "Retirement", "Retires" or "Retired" means (i) early retirement as defined in the Con-way Inc. Retirement Plan, if the Participant elects within 60 days from the last day of regular employment to receive monthly pension benefits under such Retirement Plan starting on the first day of the month following the last day of employment, or (ii) normal or deferred retirement under such Retirement Plan provided the Participant has had a Termination of Employment

1.35 "Retirement Benefit" means the benefit set forth in Article 5.

1.36 "Spouse" has the meaning set forth in the Defense of Marriage Act of 1996 (P.L. 104-199), as amended. (As of January 1, 2005, this definition is a legal union between one man and one woman as husband and wife.)

1.37 "Termination Benefit" means the benefit set forth in Article 7.

1.38 "Termination of Employment" means the earlier of

     (a)a separation from service, as that term is used in Code Section 409A(a)(2)(A)(i) from the Company and its subsidiaries voluntarily or involuntarily, for any reason other than Retirement, Disability or death, or

     (b)the ceasing of employment with the Company and its subsidiaries at the time of or following a Change in Control voluntarily or involuntarily, for any reason other than Retirement, Disability or death.

1.39 "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse (including domestic partner), a designated beneficiary of the Participant, or a dependent (as defined in Code
     Section 152 without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

1.40 "Value Management Award" means the Participant's Award for an award cycle under the Con-way Inc. Value Management Plan, as amended from time to time, or any successor plan or program.

1.41 "Value Management Deferral Amount" means that portion of a Participant's
     Value  Management  Award  that   a  Participant  elects  to  have and is
     deferred, in accordance with Article 3, for any one award cycle.


                               ARTICLE 2

                    Selection, Eligibility, Enrollment

2.1 Selection by Committee; Eligibility. Participation in the Plan shall be limited to a select group of management or highly compensated employees of the Company and its subsidiaries. Twice per year, prior to each January 1 and July 1, the Committee shall select those employees who shall be eligible to participate and the eligibility of such selected employees to participate in the Plan shall commence on the date that they are notified of their ability to participate in the Plan.

2.2 Enrollment Requirement. Newly eligible employees shall have 30 days from the date of their notification by the Committee of their eligibility (but in no event later than the first Plan Entry Date following such notification date) to make deferral elections that will be effective on their applicable Plan Entry Date. The Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3 Commencement of Participation; Plan Entry Date. The Plan Entry Date for employees selected in accordance with Section 2.1 shall be the earlier to occur of January 1 (i.e., the first day of the Plan Year) or July 1 (i.e., commencement of participation mid-year) immediately following such selection. In no case shall a Participant be permitted to defer compensation earned before his or her applicable Plan Entry Date.

                             ARTICLE 3

                   Deferral Commitments/Returns

3.1   Minimum Deferral.

     (a)Minimum. A Participant may not elect to defer less than $2,000 of Base Annual Salary for any Plan Year, less than $2,000 of Annual Bonus for any Plan Year, or less than $2,000 of any Value Management Award for any award cycle.

     (b)Short Participation Year. If a Participant's Plan Entry Date is July 1 of any Plan Year, he must defer a minimum of $1,000 of Base Annual Salary or a minimum of $1,000 of Annual Bonus for such Plan Year. The Committee may set other minimums for other Plan Entry Dates.

3.2   Maximum Deferral.

     (a)Base Annual Salary. For each Plan Year, a Participant may defer up to 90% of Base Annual Salary stated as a dollar amount.

     (b)Annual Bonus. For each Plan Year, a Participant may defer up to 90% of Annual Bonus stated as a dollar or percentage amount.

     (c)Value Management Award. For each award cycle under the Con-way Inc. Value Management Plan (as amended from time to time), a Participant who participates in that plan may defer up to 90% of the Participant's Value Management Award for that award cycle stated as a dollar or percentage amount.

     (d)Reductions of Deferrals. The amount of Base Annual Salary, Annual Bonus, and/or Value Management Award that a Participant elects to defer shall be reduced, without the consent of the affected
        Participant, to the extent necessary to provide for (i) other deferrals of Base Annual Salary, Annual Bonus and/or Value Management Award, as the case may be, by such Participant under all qualified and nonqualified plans of the Company or any subsidiary and Code
        Section 125 plans of the Company or any subsidiary, (ii) any taxes that are required to be withheld with respect to deferrals under the Plan, and (iii) any other amounts deducted from Base Annual Salary, Annual Bonus and/or Value Management Award pursuant to applicable law or authorization by Participant.

3.3   Election to Defer.

     (a)Base Annual Salary Deferrals. Except for the first year's deferral election, which is governed by Section 2.2, the Participant may make a Base Annual Salary deferral election by delivering to the Committee a completed and signed Election Form prior to the beginning of each Plan Year.

     (b)Annual Bonus Deferrals. The Participant may make a deferral election for Annual Bonus earned in a given year by delivering to the Committee a completed and signed Election Form prior to July 1 of each Plan Year.

     (c)Value Management Award Deferrals. The Participant may make a Value Management Award deferral election with respect to an award cycle for a given three calendar year period by delivering to the Committee a completed and signed Election Form prior to July 1 of the first year of such award cycle under guidelines established by the Committee.

     (d)Subsequent Elections or Changes. In addition, the Company may in its sole discretion allow a Participant to make or change an election under subsection (b) or (c) at a later time, provided that Company has determined that such compensation has not become both substantially certain to be paid and readily ascertainable and provided further that any election or change in election must be made not later than 6 months before the end of the performance period.

     (e)Other Requirements. A new Election Form must be delivered to the Committee for each Plan Year. If an Election Form is not delivered prior to the dates indicated above, no Base Annual Salary Deferral Amount, Annual Bonus Deferral Amount, or Value Management Deferral Amount, as the case may be, shall be deferred for that Plan Year or award cycle. The Committee may establish such other rules and procedures as it deems appropriate relating to the making of deferral elections under the Plan.

3.4 Annual Election of Phantom Stock Units. During January of each Plan Year prior to the commencement of installment payments, each Participant who is currently eligible to make deferrals shall have the opportunity to elect (an "Investment Change") to transfer all or a portion of such Participant's Dollar-Denominated Account to such Participant's Phantom Stock Account; provided, however, that an Investment Change may not be elected with respect to any portion of a Participant's Dollar-Denominated Account that has been designated for a Pre-Retirement Distribution, as defined in Section 4.1 (the "Excluded Portion"). The amount to be subject to an Investment Change may be determined as a dollar amount or a percentage of the Participant's Dollar-Denominated Account (excluding the Excluded Portion); provided, however, that no less than five thousand dollars ($5,000) may be made subject to an Investment Change. The amount subject to an Investment Change shall be transferred, first, from such Participant's earliest deferral under the Plan, and thereafter from subsequent deferrals under the Plan in the order in which they were elected until the entire amount subject to the Investment Change shall have been transferred; provided that, effective January 1, 2007, the Participant may elect to convert amounts credited to one or more Plan Year Account Balances, in any order selected by the Participant. Each Investment Change made pursuant to this Section 3.4 shall be irrevocable. An Investment Change shall be effective as of February 1 of the Plan Year in which the election is made. The number of Phantom Stock Units to be credited to a Participant's Phantom Stock Account pursuant to an Investment Change shall be determined in accordance with Section 3.7(d).

3.5 Withholding of Deferral Amounts. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld each payroll period in equal amounts from the Participant's Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time or times the Annual Bonus is or otherwise would be paid to the Participant. The deferred portion of a Value Management Award shall be withheld at the time the Value Management Award otherwise would be paid to the Participant.

3.6 FICA Tax. Any applicable FICA and other payroll taxes on amounts deferred under this Article, including Base Annual Salary, Annual Bonus and Value Management Award, may be withheld from that portion of the Participant's Base Salary, Annual Bonus and/or Value Management Award that is not being deferred. If necessary, the Committee shall reduce the amount of Base Annual Salary, Annual Bonus and/or Value Management Award deferred, in order to enable the Company to withhold all applicable FICA and other payroll taxes on amounts deferred under this Article.

3.7 Returns and Crediting of Phantom Stock Units and Dividend Equivalents During Deferral Period. Prior to any distribution of benefits under Articles 4, 5, 6 or 7, returns in respect of a Participant's Dollar-Denominated Account and Phantom Stock Units in respect of a Participant's Phantom Stock Account shall be credited as follows:

     (a)Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006.

        (i)This subsection 3.7(a) shall apply to Plan Year Account Balances for 2005 and 2006, except as otherwise provided in subsection 3.7(c).

        (ii)With respect to the portion of a Base Annual Salary Deferral Amount for a Plan Year which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the portion of such Base Annual Salary Deferral Amount withheld during any calendar quarter was withheld on the first day of such calendar quarter.

        (iii)With respect to the portion of an Annual Bonus Deferral Amount which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the deferral amount was withheld on the day immediately following the last day of the applicable award cycle.

        (iv)With respect to the portion of a deferred Value Management Award which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the deferral amount was withheld on the day immediately following the last day of the applicable award cycle.

        (v)The balance in each Participant's Dollar-Denominated Account shall be compounded quarterly, using the Prime Rate, or such other rate as the Committee may determine in its sole discretion prior to the beginning of a Plan Year. For this purpose, (i) amounts that are transferred to a Participant's Phantom Stock Account in a Plan Year pursuant to an Investment Change shall be credited with a return in respect of such Plan Year equal to one-twelfth (1/12) of the return for the full Plan Year and (ii) in the event of Retirement, death or a Termination of Employment (or a Payroll Termination Date, if applicable) prior to the end of a Plan Year, that Plan Year's return will be calculated using a fraction of a full Plan Year's return, based on the number of days the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event.

     (b)Dollar-Denominated Account for Plan Year Account Balances for Plan Years after 2006.

        (i)This subsection 3.7(b) shall apply to Plan Year Account Balances for Plan Years after 2006, except as otherwise provided in subsection 3.7(c).

        (ii)With respect to the portion of a Base Annual Salary Deferral Amount for a Plan Year which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as of the Friday following the week in which the Base Annual Salary is earned or such other administratively reasonable date as shall be determined by the Committee.

        (iii)With respect to the portion of an Annual Bonus Deferral Amount which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as of the Friday following the date that the Annual Bonus Deferral Amount is processed in the payroll system or such other administratively reasonable date as shall be determined by the Committee.

        (iv)With respect to the portion of a deferred Value Management Award which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as of the Friday following the date that the deferral amount is processed in the payroll system or such other administratively reasonable date as shall be determined by the Committee.

        (v)The Con-way Administrative Committee shall designate a group of investments (and may make changes to the designated group of investments from time to time as it deems appropriate) from which Participants may select. Company stock shall not be designated as an available investment. The performance of the investments selected by the Participant will determine the gains or losses that will be attributed to such Participant's Dollar-Denominated Account. The Con-way Administrative Committee shall report to the Compensation Committee of the Board from time to time with respect to the designated investments (and changes in designated investments), including an explanation of the reasons for the designation (or change in designation).

     (c)Election with respect to Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006. Notwithstanding subsections 3.7(a) and (b) and subsections 3.9(a) and (b), a Participant may elect to have any portion of the Participant's Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006 treated for purposes of Section 3.7(b)(v) and Section 3.9 as a Dollar-Denominated Account for Plan Year Account Balances for Plan Years after 2006. After any such election becomes effective, the performance of the investments selected by the Participant from the designated group of investments will determine the gains or losses that will be attributed to that portion of such Participant's Dollar-Denominated Account. Effective January 1, 2007, any such election shall take effect within an administratively reasonable period after the election is made and shall be irrevocable.

     (d)Phantom Stock Account. A Participant's Phantom Stock Account shall consist of that number of Phantom Stock Units credited with respect to (i) amounts transferred pursuant to an Investment Change in accordance with Section 3.4 and (ii) Dividend Equivalents credited in respect of Phantom Stock Units previously credited to the Participant's Phantom Stock Account, in each case as set forth below:

        (i)The number of Phantom Stock Units to be credited to a Participant's Phantom Stock Account pursuant to an Investment Change shall be determined by dividing (A) the dollar amount subject to the Investment Change by (B) the Fair Market Value per share of Common Stock as of February 1 of the Plan Year to which the Investment Change relates; and

        (ii)The number of Phantom Stock Units to be credited to a Participant's Phantom Stock Account in respect of Dividend Equivalents shall be equal to (A) the per share dividend paid on a share of Common Stock, multiplied by (B) the number of Phantom Stock Units credited to the Participant's Phantom Stock Account as of the record date for such dividend, divided by (C) the Fair Market Value per share of Common Stock as of the payment date for such dividend, such crediting to be made as of such payment date.

3.8 Date Through Which Crediting under Section 3.7 Occurs. A Participant's Dollar-Denominated Account will be credited with returns in accordance with Section 3.7 up to the Distribution Event for a lump sum and installment payments; provided, however, that if a Distribution Event relates to a Pre-Retirement Distribution, such Participant's Cash Account will be credited with returns in accordance with Section 3.7 up to the last day of the Plan Year immediately preceding such Distribution Event for lump sum and installment payments. For purposes of crediting subsequent returns in the event that installment payments are made, a Participant's Dollar-Denominated Account shall be reduced as of the day on which each distribution is made.

3.9 Dollar-Denominated Account Returns and Installment Distributions. In the event a benefit is paid in installments, a Participant's unpaid Dollar-Denominated Account shall be credited as follows:

      (a)For Plan Year Account Balances for 2005 and 2006.

          (i) This subsection 3.9(a) shall apply to Plan Year Account Balances for Plan Years 2005 and 2006, except as otherwise provided in subsection 3.7(c).

          (ii) Crediting. For each Plan Year, the undistributed Dollar-Denominated Account shall be credited with a return equal to the Prime Rate or such other rate as the Committee may determine in its sole discretion prior to the beginning of a Plan Year. Returns shall start to accrue under this Section 3.9 as of the date that returns cease to accrue under Section 3.7 above.

          (iii)  Installments. The  installment  payments   shall   be
             determined by dividing the Participant's Dollar-Denominated Account at the time of the commencement of the installment payments by the number of payments over the installment period. Each payment determined above will be considered the principal portion of the installment payment. In addition, each installment payment will include a return calculated for the preceding quarter using the rate determined in Section 3.9(a)(ii) above. Installment payments shall commence on the first day of the quarter, or within an administratively reasonable period of time thereafter, following the first full quarter following such Participant's Distribution Event, but not before the time permitted by Section 5.2(b) or 7.2(c). All additional installment payments shall be paid on the first day of the remaining calendar quarters of the payment period or within an administratively reasonable period of time thereafter. Payments made pursuant to this Section 3.9(a) within an "administratively reasonable period" shall be made no later than 30 days following the first day of the quarter.

      (b) For Plan Year Account Balances for Plan Years after 2006.

        (i) This subsection 3.9(b) shall apply to Plan Year Account Balances for Plan Years after 2006, except as otherwise provided in subsection 3.7(c).

        (ii)  Crediting.   Returns  shall  be  continue  to  be  credited as
           provided in Section 3.7(b)(v).

        (iii) Installments. Installment payouts shall be determined based on the value of the Plan Year Account Balance as of fifteen (15) days prior to each installment payment date or as of an administratively reasonable date prior to each installment payment date determined by the Committee. The amount of each installment payment made with respect to each Plan Year Account Balance shall be determined by dividing the Participant's Plan Year Account Balance by the number of the remaining installment payments (including the installment payment being made at that time).

3.10 Phantom Stock Account Distributions. Unless the Committee, in its sole discretion, elects to make all or part of a distribution in cash, distributions from a Participant's Phantom Stock Account shall be made in the form of (i) one share of Common Stock for each whole Phantom Stock Unit, plus (ii) cash in lieu of any fractional Phantom Stock Unit.

     (a)If a Participant's Phantom Stock Account balance is to be distributed in a lump sum and all or part of the balance is to be distributed in cash, including cash in lieu of a fractional Phantom Share Unit, the amount of cash will be determined based on the Fair Market Value of a share of Common Stock as of:

        (i)In the case of a withdrawal for an Unforeseeable Emergency, the date the Committee approves the payout,

        (ii)In the case of a Retirement Benefit, the date of Retirement,

        (iii)In the case of a Pre-Retirement Survivor Benefit, the date of death,

        (iv)In the case of a Termination Benefit, the date of Termination of Employment (or the Payroll Termination Date, if applicable), and

        (v)In the case of a Disability distribution, the date the Committee approves the payout.

     (b)If a Participant's Phantom Stock Account balance is to be distributed in installments,

        (i)Dividend Equivalents shall continue to accrue and be credited to such Participant's Phantom Stock Account in accordance with
           Section 3.7(d)(ii) during the installment period with respect to Phantom Stock Units that remain credited to such Phantom Stock Account,

         (ii)the number of shares of Common Stock to be delivered in a particular installment shall be determined by dividing the number of Phantom Stock Units credited to the Participant's Phantom Stock Account immediately prior to such installment by the remaining number of installments, with any fractional Phantom Stock Units paid in cash, and

        (iii)if all or part of the balance is to be distributed in cash, including cash in lieu of a fractional Phantom Share Unit, the amount of cash will be determined based on the Fair Market Value of a share of Common Stock as of fifteen (15) days prior to the end of each quarter or an administratively reasonable date specified by the Committee.

3.11 Statement of Accounts. The Committee shall send to each Participant, within 120 days after the close of each Plan Year, a statement in such form as the Committee deems desirable setting forth the amount of the Participant's Account Balance.

                             ARTICLE 4

                   Pre-Retirement Distribution/
                Unforeseeable Financial Emergencies

4.1   Pre-Retirement Distributions.

     (a)In the event that a Participant elects to defer a Base Annual Salary Deferral Amount, an Annual Bonus Deferral Amount and/or a Value
        Management Deferral Amount in a Plan Year, such Participant may, subject to subsection (b), elect to receive all, but not less than all, of the amounts so deferred as a lump sum distribution (a "Pre-Retirement Distribution") on a specified date prior to such Participant's Retirement. The Pre-Retirement Distribution shall be in an amount equal to the amounts so deferred, plus returns credited in accordance with Section 3.7, and shall be paid within 60 days following the first day of the Plan Year chosen by the Participant on the Election Form for such distribution. The earliest date that a Participant may receive a Pre-Retirement Distribution is 5 years after the first day of the Plan Year in which such deferral occurs (i.e., the Plan Entry Date for Base Annual Salary deferrals, the first day of the performance period for Annual Bonus deferrals, and the first day of the award cycle for Value Management Award deferrals).

     (b)If a Participant who has elected one or more Pre-Retirement Distributions has a Retirement or Termination of Employment (or Payroll Termination Date, if applicable) before the start of the Plan Year chosen by the Participant for such Pre-Retirement Distribution, the Participant's Account Balance shall be paid at the time and in the form elected by the Participant in accordance with Sections 5.2 or 7.2 respectively and not as the elected Pre-Retirement Distribution.

4.2 Withdrawal Payout/Suspensions for Unforeseeable Emergencies. If the Participant experiences an Unforeseeable Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The Committee may, in its sole discretion, accept or deny such petition. Any suspension or payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). If the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. In the event of a suspension or payout, the Participant may not make up the lost deferral opportunity.

                             ARTICLE 5

                        Retirement Benefit

5.1 Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, the Participant's Account Balance.

5.2 Payment of Retirement Benefit. A Participant may elect on the Election Form prior to the beginning of each Plan Year to receive the Retirement Benefit in a lump sum or in quarterly payments over a period of 5 or 10 years. The lump sum payment shall be made within 60 days of the Participant's Retirement. For purposes of payment, the Participant's Account Balance shall be divided into subaccounts, one for each year elected by the Participant. Any installment payment shall be made in
     accordance  with  Section  3.9  and  3.10  above.   Notwithstanding  the
     foregoing -

     (a)If the balance in a Participant's Dollar-Denominated Account plus the Fair Market Value of the shares of Common Stock underlying the Phantom Stock Units credited to such Participant's Phantom Stock Account is equal to or less than $25,000 (or such other dollar amount designated by the Committee from time to time in its sole discretion) on the date of Retirement, such Account Balance shall be paid to the Participant in a lump sum as soon as practicable following the date of such Retirement (subject to Section 5.2(b)).

     (b)If the Participant is a specified employee, the lump sum may not be paid, and installments may not commence before the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant). Any such lump sum or installment payments that were scheduled to be paid during the 6 months after the separation from service but which were delayed pursuant to this
        Section 5.2(b), shall be paid as soon as administratively practicable following the date which is 6 months after the date of separation from service. Any lump sum or installment payments that were originally scheduled to be paid following the 6 months after the separation from service (including payments scheduled to be made after a Participant's Payroll Termination Date) shall continue to be paid according to their pre-determined schedule. For purposes of the preceding sentence, a specified employee means an employee determined by the Committee to be a "specified employee" under Code Section 409A, the regulations thereunder, and any additional guidance provided by the Treasury Department pursuant thereto.

5.3 Death Prior to Completion of Retirement Benefit. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary over the remaining number of calendar quarters and in the same amounts as that benefit would have been paid to the Participant had the Participant survived.

                             ARTICLE 6

                  Pre-Retirement Survivor Benefit

6.1 Pre-Retirement Survivor Benefit. If a Participant dies before he Retires, experiences a Termination of Employment (or Payroll Termination Date, if applicable) or suffers a Disability, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance as of the date of death.

6.2 Payment of Pre-Retirement Survivor Benefit. The Pre-Retirement Survivor Benefit shall be paid to the Participant's Beneficiary in a lump sum within 60 days of the Committee's receiving proof of the Participant's death.

                             ARTICLE 7

                        Termination Benefit

7.1 Termination Benefit. If a Participant experiences a Termination of Employment (or a Payroll Termination Date, if applicable) prior to Retirement, death or Disability, the Participant shall receive a Termination Benefit which shall be equal to the Participant's Account Balance determined as of the date of the Termination of Employment (or the Payroll Termination Date, if applicable).

7.2 Payment of Termination Benefit. The Termination Benefit shall be the then current Account Balance as of the date of Termination of Employment (or the Payroll Termination Date, if applicable), paid in a lump sum within 60 days after the Termination of Employment (or the Payroll Termination Date, if applicable) or in installments as the Participant elected on the Election Form in effect at the time of the Termination of Employment (or the Payroll Termination Date, if applicable) under the rules in 5.2. For purposes of payment, the Participant's Account Balance shall be divided into subaccounts, one for each form elected by the Participant. Notwithstanding the foregoing -

     (a)If the balance in a Participant's Dollar-Denominated Account plus the Fair Market Value of the shares of Common Stock underlying the Phantom Stock Units credited to such Participant's Phantom Stock Account is equal to or less than $25,000 (or such other dollar amount designated by the Committee from time to time in its sole discretion) on the date of such Participant's Termination of Employment (or the Payroll Termination Date, if applicable), such Account Balance shall be paid to the Participant in a lump sum as soon as practicable following the date of such Termination of Employment (or such Payroll Termination Date, if applicable) (subject to Section 7.2(c)).

     (b)If the Participant incurs a Termination of Employment (or Payroll Termination Date, if applicable) within one year after a Change in Control, the Termination Benefit shall be paid in a lump sum within 20 days of the Termination of Employment (or the Payroll Termination Date, if applicable) (subject to Section 7.2(c)).

     (c)If the Participant is a specified employee, the lump sum may not be paid, and installments may not commence before the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant). Any such lump sum or installment payments that were scheduled to be paid during the 6 months after the separation from service but which were delayed pursuant to this
        Section 7.2(c) shall be paid as soon as administratively practicable following the date which is 6 months after the date of separation from service. Any lump sum or installment payments that were originally scheduled to be paid following the 6 months after the separation from service (including payments scheduled to be made after a Participant's Payroll Termination Date) shall continue to be paid according to their pre-determined schedule. For purposes of the preceding sentence, a specified employee means an employee determined by the Committee to be a "specified employee" under Code Section 409A, the regulations thereunder, and any additional guidance provided by the Treasury Department pursuant thereto.


                             ARTICLE 8

                   Disability Waiver and Benefit

8.1 Disability Waiver. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Base Annual Salary Deferral Amount or Annual Bonus Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary or Annual Bonus for the Plan Year or portion thereof during which the Participant has a Disability, with no make-up for the period of Disability.

8.2 Disability Benefit. A Participant suffering a Disability shall for benefit purposes under this Plan, continue to be considered an employee and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles.

                             ARTICLE 9

                      Beneficiary Designation

9.1  Beneficiary.   Each Participant shall designate a Beneficiary to receive
     any benefits payable under the Plan upon the Participant's death.

9.2 Beneficiary Designation. A Participant shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and submitting it to the Committee or its delegate. A Participant shall have the right to change a Beneficiary at any time without the consent of the Beneficiary, by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the receipt by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant with the Committee prior to death.

9.3 Spousal Consent. A married Participant's designation of someone other than the Participant's Spouse as primary beneficiary shall not be effective unless the Spouse executes a consent in writing that acknowledges the effect of the designation and is witnessed by a notary public. No consent is required if it is established to the satisfaction of the Committee that consent cannot be obtained because the Spouse cannot be located.

9.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above, the Participant's designated Beneficiary shall be deemed to be the surviving Spouse. If the Participant has no surviving Spouse, the benefits otherwise payable to a Beneficiary shall be paid to the Participant's estate.

9.5 Doubt as to Beneficiaries. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to withhold such payments until the matter is resolved to the Committee's satisfaction, and/or to require indemnification.

9.6 Discharge of Obligations. The payment of benefits under the Plan to a Participant or Participant's Beneficiary shall fully and completely discharge the Company and the Participant's Employer from all obligations under this Plan with respect to the deceased Participant, Beneficiaries, and any others that may be entitled to such benefits.

                            ARTICLE 10

                         Leave of Absence

10.1 Paid Leave of Absence. If a Participant is authorized by the Company to take a paid leave of absence, the Participant shall continue to be considered employed by the Employer and the Base Annual Salary and Annual Bonus deferred by the Participant shall continue to be withheld during such paid leave of absence in accordance with Section 3.5.

10.2 Unpaid Leave of Absence. If a Participant is authorized by the Company to take an unpaid leave of absence, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year, with no make-up for the period of the leave of absence.

                            ARTICLE 11

              Termination, Amendment or Modification

11.1 Termination. The Company reserves the right to terminate the Plan at any time.

11.2 Amendment. The Board may, at any time, amend or modify the Plan in whole or in part, provided, however, that no amendment or modification shall deprive a Participant or a Beneficiary of a material right accrued hereunder prior to the date of the amendment or materially and adversely affect the payment of benefits to any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification unless the Participant or Beneficiary so affected consents in writing to the amendment or modification.
     Notwithstanding the foregoing, the Board may amend the Plan retroactively to the extent the Board is of the opinion that such an amendment is required to avoid the imposition of additional tax liabilities on a Participant under Code section 409A or to conform the Plan to the provisions and requirements of any applicable law, provided that no such amendment may reduce any Participant's Account Balance. No such amendment shall be considered prejudicial to any interest of a Participant or Beneficiary hereunder.

11.3 Effect of Payment. The full payment of the applicable benefit under Articles 4, 5, 6 or 7 of the Plan shall completely discharge all obligations to a Participant under this Plan.

                            ARTICLE 12

                          Administration

12.1 Committee Duties. This Plan shall be administered by the Committee or its delegates. The Committee shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. The Company intends the Plan to meet the requirements of Code Section 409A, the regulations thereunder, and any additional guidance provided by the Treasury Department. The Committee shall interpret the Plan in such a way as to meet such requirements. Committee action may be (i) by the vote of a majority of the members present at a meeting at which a quorum is present in person or by telephone or (ii) by unanimous written consent. A majority of the Committee shall constitute a quorum.

12.2 Agents. In the administration of this Plan, the Committee may, from time to time, delegate to such persons as it deems appropriate such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Company or a subsidiary.

12.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan unless determined pursuant to Article 13 (or another dispute resolution procedure permitted by applicable law) to have been arbitrary and capricious.

12.4 Indemnification. The Company shall indemnify and hold harmless the named fiduciaries and any officers or employees of the Company and its subsidiaries to which fiduciary responsibilities have been delegated from and against any and all liabilities, claims, demands, costs and expenses including attorneys fees, arising out of an alleged breach in the performance of their fiduciary duties under the Plan and ERISA, other than such liabilities, claims, demands, costs and expenses as may result from the gross negligence or willful misconduct of such person. The Company shall have the right, but not the obligation, to conduct the defense of such person in any proceeding to which this paragraph applies.

12.5 Stock Subject to the Plan. Unless otherwise determined by the Board, shares of Common Stock utilized for purposes of distributions pursuant to Section 3.10 shall consist of shares held in the Company's treasury.

12.6 Equitable Adjustment. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash or Common Stock or other property), or recapitalization, Common Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary to any or all of the number of Phantom Stock Units credited to Participants' Phantom Stock Accounts and/or the number and kind of shares of stock to which such Phantom Stock Units relate or that may be thereafter be distributed in respect of amounts credited to a Participant's Phantom Stock Account.

                            ARTICLE 13

                         Claims Procedures

13.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

13.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a)that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b)that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

        (i)the specific reason(s) for the denial of the claim, or any part of it;

        (ii)specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

        (iii)a  description  of  any  additional   material   or  information
           necessary for the Claimant to clarify or perfect the claim, and an explanation of why such material or information is necessary; and

        (iv)an explanation of the claim review procedure set forth in Section
           13.3 below.

13.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)may review pertinent documents;

     (b)may submit written comments or other documents; and/or

     (c)may request a hearing, which the Committee, in its sole discretion, may grant.

13.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant and it must contain:

     (a)specific reasons for the decision;

     (b)specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)such other matters as the Committee deems relevant.

13.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Participant's right to commence any legal action with respect to any claim for benefits under this Plan.


                            ARTICLE 14

                           Miscellaneous

14.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company or an Employer. Any and all of the Company's assets shall be, and remain, its general, unpledged and unrestricted assets. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

14.2 Employer's Liability. An Employer other than the Company shall have no liability to a Participant or a Participant's Beneficiary for payment of any benefits under the Plan.

14.3 Company's Liability. Amounts payable to a Participant or Beneficiary under this Plan shall be paid from the general assets of the Company (including without limitation the assets of any trust established to fund payment of obligations hereunder) exclusively.

14.4 Nonassignability. Neither a Participant nor any other person shall have the right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. Notwithstanding the preceding provisions of this section, the Committee will recognize the provisions of a qualified domestic relations order as defined in Section 206(d) of the Employee Retirement Income Security Act of 1974 that does not change the timing of the Participant's benefit payments.

14.5 Not a Contract of Employment. The adoption and maintenance of the Plan shall not confer on any Participant any right to continue in the employ of an Employer, and shall not interfere with the right of an Employer to discharge any person without regard to the effect that such discharge might have on the person as a Participant. This Plan shall only create a contractual obligation on the part of the Company, and shall not be construed as creating a trust or any fiduciary relationship.

14.6 Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

14.7 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.8 Governing Use. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

14.9 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, return receipt requested, to:

            Con-way Inc.
            Compensation Committee
            2005 Deferred Compensation Plan for Executives and Key Employees 2855 Campus Drive, Suite 300
            San Mateo, California 94403

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

14.10 Successors. The provisions of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns and the
     Participant,   the  Participant's  Beneficiaries,  and  their  permitted
     successors and assigns.

14.11 Spouse's Interest.   The  interest in the benefits hereunder of a Spouse
     of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner, including but not limited to such Spouse's will, nor shall such interest pass under the laws of intestate succession.

14.12 Incompetent.   If the Committee determines  in  its  discretion  that  a
     benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate and/or such indemnification of the Committee, the Company and the Participant's Employer and security, as it deems appropriate, in its sole discretion, prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

14.13 Saving Clause. The Company intends the Plan to meet the requirements of Code Section 409A, the regulations thereunder, and any additional
     guidance provided by the Treasury  Department.   Any Plan provision that
     does not meet such requirements shall be reformed  so as to satisfy such
     requirements   if   such   reformation   may  be  accomplished   without
     substantially adversely affecting a Participant's benefits, and if in the good faith determination of the Committee such result cannot be achieved, shall be treated as void.

14.14 Legal Fees To Enforce Rights. If the Company has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, the Participant's Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel chosen by the Participant and agrees to pay the reasonable legal fees and expenses of the Participant incurred in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, or any director, officer, shareholder or other person affiliated with the Company, or any successor thereto in any jurisdiction, provided that such Participant prevails in such action.

14.15 Payment of Withholding. As a condition of receiving benefits under the Plan, the Participant shall pay the Company and/or the applicable Employer not less than the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating
     to the receipt or entitlement to benefits  hereunder.   The  Company may
     withhold taxes from any benefits paid and/or from Base Annual Salary, Annual Bonus, or Value Management Award, in its sole determination.

14.16 Coordination  with   Other   Benefits.   The  benefits  provided  for  a
     Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company and its subsidiaries. In no event shall distributions under the Plan prior to Retirement have the effect of increasing payments otherwise due under the various retirement plans of the Company and its subsidiaries.

14.17 Value Management Deferral Amounts Previously Deferred. Code Section 409 may apply to the 2005 and 2006 portions of the Value Management Deferral Amounts that were subject to deferral elections made in December of 2002 and December of 2003 under the 1993 Deferred Compensation Plan for Executives and Key Employees for cycles that end on December 31, 2005 and December 31, 2006. Such portions shall be governed by this Plan instead of by the 1993 Deferred Compensation Plan for Executives and Key Employees, with payout conditions substantially the same as the payouts elected under such 1993 Deferred Compensation Plan for Executives and Key Employees except to the extent necessary to comply with Code Section 409A, in which case the payout conditions of this Plan shall control.


IN WITNESS WHEREOF, the Company has amended and restated this Plan as of January 1, 2008.


                                 Con-way Inc.



                                 By:  /s/ Jennifer W. Pileggi
                                    ------------------------------------
                                 Its:Senior Vice President, General
                                     Counsel and Secretary